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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                 FORM 8-A

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
              PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                               iBasis, Inc.
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          (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                                         04-3332534
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(State of Incorporation or Organization)   (I.R.S. Employer Identification no.)

20 Second Avenue, Burlington, Massachusetts                               01803
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(Address of principal executive offices)                             (zip code)

 If this form relates to the              If this form relates to the
 registration of a class of securities    registration of a class of securities
 pursuant to Section 12(b) of the         pursuant to Section 12(g) of the
 Exchange Act and is effective            Exchange Act and is effective
 pursuant to General Instruction          pursuant to General Instruction
 A.(c), please check the following        A.(d), please check the following
 box. / /                                 box. /X/

Securities Act registration statement file number to which this form relates:
333-85545

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                       Name of Each Exchange on Which
to be so Registered                        Each Class is to be Registered
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                            None.

Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, $0.001 Par Value
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                             (Title of Class)


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         INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED


     The information required by Item 202 of Regulation S-K is included under the heading "Description of Capital Stock" in the Registrant's Registration

Statement on Form S-1 (File No. 333-85545), filed with the Securities and

Exchange Commission on August 19, 1999 (the "Registration Statement"),

including any form of the prospectus contained therein filed by the

Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated herein by reference.


ITEM 2. EXHIBITS


     1.  The Amended and Restated Certificate of Incorporation of the

Registrant is incorporated herein by reference to Exhibit 3.1 to the

Registration Statement.

     2.  The Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

     3.  A specimen copy of the certificate representing shares of the

Registrant's Common Stock is incorporated herein by reference to Exhibit 4.1 to the Registration Statement.


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                             SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement, as amended, to be signed on its behalf by the undersigned, thereto duly authorized.


                                   IBASIS, INC.



                                   By:/s/ Ofer Gneezy
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                                      Ofer Gneezy
                                      President and Chief Executive Officer


Date: August 19th, 1999
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